UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020

Libbey Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue, Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (419) 325-2100

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None(1)	None(1)	None(1)

(1) On June 10, 2020, NYSE Regulation, Inc. filed an application on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the common stock of Libbey Inc. (the “Company”). The delisting was effective June 22, 2020. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) became effective on September 8, 2020.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on June 1, 2020, Libbey Inc. (the “Company”), Libbey Glass Inc. (“Libbey Glass”), and each direct and indirect domestic subsidiary of Libbey Glass (each a “Libbey Subsidiary” and, together with the Company and Libbey Glass, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases were jointly administered under the caption In re: Libbey Glass Inc., et al., Case No. 20-11439 (LSS).

On October 15, 2020, the Debtors filed with the Bankruptcy Court the proposed First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code (as amended, supplemented or otherwise modified, the “Plan”). On October 20, 2020, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”). The Plan and the Confirmation Order were previously filed as Exhibit 2.1 and Exhibit 99.1, respectively, to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 20, 2020 and are hereby incorporated by reference as Exhibit 2.1 and Exhibit 99.1, respectively, to this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K and not otherwise defined will have the meanings given to them in the Plan and the Confirmation Order.

As previously disclosed, on November 5, 2020, the Company (i) assigned the majority of its assets to Libbey Glass (the “Assignment”), and Libbey Glass assumed all of the Company’s obligations and liabilities in connection therewith; and (ii) contributed 100% of the equity in Libbey Glass to Libbey Holdings Inc. (“Libbey Holdings”), an entity newly formed by the Company, in exchange for 100 shares of common stock of Libbey Holdings (the “Contribution” and, together with the Assignment, the “Assignment and Contribution”). For more information on the Assignment and Contribution, see the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2020.

Subsequent to the Assignment and Contribution, Libbey Glass was converted to Libbey Glass LLC, a Delaware limited liability company. References to Libbey Glass subsequent to the Assignment and Contribution in this Current Report on Form 8-K shall be deemed to be references to Libbey Glass LLC.

On November 13, 2020 (the “Effective Date”), the Plan became effective in accordance with its terms, and the Debtors emerged from the Chapter 11 Cases. On November 13, the Company filed a notice of the Effective Date of the Plan with the Bankruptcy Court (the “Notice of Effective Date”). A copy of the Notice of Effective Date is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Note to Holders of the Company’s Common Stock

As of November 12, 2020, the Company had 22,667,869 shares of common stock outstanding. As a result of the Plan becoming effective, all of the shares of common stock of the Company, together with any shares of restricted stock, restricted stock units, or any other right to receive equity in the Company, in each case, outstanding immediately prior to the Effective Date, were cancelled, discharged and of no force and effect. The Company’s common stock may continue to be quoted on the OTC Pink marketplace, but under the terms of the Plan, the common stock has no underlying asset value and the Company’s stockholders should not view the trading activity of the common stock on the OTC Pink marketplace or any other market or trading platform as indicating that there is any prospect that the Company’s stockholders might realize any value from their common stock in connection with the Company’s emergence from the Chapter 11 Cases.

No shares of the Company’s common stock will be reserved for future issuance in respect of claims and interests filed and allowed under the Plan or pursuant to the exercise of any rights, options or other obligations of the Company to issue its common stock.

The Company intends to file a Form 15 with the SEC deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing the Form 15, the Company intends to immediately cease filing any further periodic or current reports under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 13, 2020, pursuant to the Plan, Libbey Glass, LG Merger Sub LLC, an entity formed and controlled by the Company’s former lenders (“Merger Sub”), LG Acquirer Holdco Inc. and Libbey Holdings entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Libbey Glass will merge with and into Merger Sub with Libbey Glass surviving as a wholly owned subsidiary of the Company’s former lenders.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

Equity Interests

On the Effective Date, by operation of the Plan, all agreements, instruments and other documents evidencing, relating to or connected with any equity interests of the Company, including the existing common stock, restricted stock, and restricted stock units issued and outstanding immediately prior to the Effective Date, and any rights of any holder in respect thereof, were deemed cancelled, discharged and of no force or effect.

DIP Credit Agreements

On the Effective Date, by operation of the Plan, the (i) Debtor-in-Possession Credit Agreement, dated as of June 3, 2020, by and among the Debtors, certain of their affiliates party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto, and (ii) Super-Priority Secured Debtor-in-Possession Credit Agreement, dated as of June 3, 2020, by and among the Debtors, Cortland Capital Market Services LLC (“Cortland”), as administrative agent and collateral agent, and the lenders party thereto were terminated and the obligations thereunder were fully satisfied.

Prepetition Credit Agreements

On the Effective Date, by operation of the Plan, the obligations of the Debtors with respect to the following indebtedness were cancelled and discharged and the applicable agreements governing such obligations were terminated along with the ancillary security documents related thereto:

●

Amended and Restated Credit Agreement, dated as of February 8, 2010 (as amended, amended and restated or otherwise modified), among Libbey Glass, Libbey Europe B.V., a Netherlands corporation, the Company, the other subsidiaries of the Company party thereto, JPMorgan Chase Bank, N.A., as administrative agent with respect to the U.S. loans, J.P. Morgan Europe Limited, as administrative agent with respect to the Netherlands loans, the other titled agents party thereto and the lenders party thereto from time to time; and

●

Credit Agreement, dated as of April 9, 2014 (as amended, amended and restated or otherwise modified), among Libbey Glass, the Company, the other subsidiaries of the Company party thereto, Cortland, as administrative agent (as successor to Citibank, N.A., in its capacities as administrative agent and collateral agent), and the lenders party thereto from time to time.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note and Items 1.02 and 5.01 is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

On the Effective Date, pursuant to the Plan, all of the shares of common stock of the Company, together with any shares of restricted stock, restricted stock units or any other right to receive equity in the Company, in each case, outstanding immediately prior to the Effective Date, were cancelled, discharged and of no force and effect. For further information, see the Introductory Note and Item 1.02 of this Current Report on Form 8-K, which are incorporated by reference into this Item 5.01.

Item 7.01 Regulation FD Disclosure.

On November 16, 2020, the Company issued a press release announcing the consummation of the Plan and emergence from the Chapter 11 Cases on the Effective Date. A copy of the press release is attached as Exhibit 99.3.

The information furnished with this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

 Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, includes forward-looking statements as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements reflect only the Company’s best assessment at this time and are indicated by words or phrases such as “goal,” “plan,” “expects,” “believes,” “will,” “estimates,” “anticipates,” or similar phrases. These forward-looking statements include all matters that are not historical facts. They include statements regarding, among other things anticipated future financial or operational results, the Company’s financial position and similar matters. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Investors are cautioned that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate, may differ materially from these statements. Investors should not place undue reliance on such statements. Important factors potentially affecting performance include but are not limited to risks and uncertainties related to the risks attendant to the bankruptcy process; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that we may employ to address our liquidity and capital resources; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; other litigation and inherent risks involved in a bankruptcy process; risks related to the trading of the Company’s securities on the OTC Pink marketplace; the impact of COVID-19 on the global economy, our associates, our customers and our operations, our high level of indebtedness and the availability and cost of credit; high interest rates that increase the Company’s borrowing costs or volatility in the financial markets that could constrain liquidity and credit availability; the inability to achieve savings and profit improvements at targeted levels in the Company’s operations or within the intended time periods; increased competition from foreign suppliers endeavoring to sell glass tableware, ceramic dinnerware and metalware in our core markets; global economic conditions and the related impact on consumer spending levels; major slowdowns or changes in trends in the retail, travel, restaurant and bar or entertainment industries, and in the retail and foodservice channels of distribution generally, that impact demand for our products; inability to meet the demand for new products; material restructuring charges related to involuntary employee terminations, facility sales or closures, or other various restructuring activities; significant increases in per-unit costs for natural gas, electricity, freight, corrugated packaging, and other purchased materials;; protracted work stoppages related to collective bargaining agreements; increased pension expense associated with lower returns on pension investments and increased pension obligations; increased tax expense resulting from changes to tax laws, regulations and evolving interpretations thereof; devaluations and other major currency fluctuations relative to the U.S. dollar and the euro that could reduce the cost competitiveness of the Company's products compared to foreign competition; the effect of exchange rate changes to the value of the euro, the Mexican peso, the Chinese renminbi and the Canadian dollar and the earnings and cash flows of our international operations, expressed under U.S. GAAP; the effect of high levels of inflation in countries in which we operate or sell our products; the failure of our investments in e-commerce, new technology and other capital expenditures to yield expected returns; failure to prevent unauthorized access, security breaches and cyber-attacks to our information technology systems; compliance with, or the failure to comply with, legal requirements relating to health, safety and environmental protection; our failure to protect our intellectual property; and the inability to effectively integrate future business we acquire or joint ventures into which we enter. These and other risk factors that could cause results to differ materially from the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, the Company's Quarterly Reports on Form 10-Q, the Company’s other filings with the SEC and in the Disclosure Statement filed with the Bankruptcy Court in connection with the Chapter 11 Cases. Refer to the Company’s most recent SEC filings for any updates concerning these and other risks and uncertainties that may affect the Company’s operations and performance. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date of this report.

Item 9.01 Financial Statements and Exhibits

d) Exhibits:

Exhibit No.	Description
2.1

First Amended Joint Plan of Reorganization for Libbey Glass Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on October 20, 2020)

10.1	Agreement and Plan of Merger, dated November 13, 2020, by and among Libbey Glass LLC, LG Merger Sub LLC, Libbey Acquirer Holdco Inc. and Libbey Holdings Inc.
99.1	Confirmation Order (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on October 20, 2020)
99.2	Notice of Effective Date
99.3	Press Release dated November 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Libbey Inc. Registrant

Date: November 16, 2020	By:	/s/ Jennifer M. Jaffee
Jennifer M. Jaffee
Senior Vice President, General Counsel and Secretary